SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 August 24, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-16619                         73-1612389
--------------             ------------------------          -------------------
  (State of                (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                       73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
                 On  August  13,  2004,  Kerr-McGee  Corporation  issued a press release announcing that W. Peter Woodward, senior vice president responsible for chemicals, will retire on September 17, 2004. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

            (c) Exhibits

            99.1 Press Release dated August 13, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          KERR-MCGEE CORPORATION


                                               By: (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: August 24, 2004